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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 30, 2002

WYNN RESORTS, LIMITED
(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction incorporation)	000-50028 (Commission File Number)	44-0484987 (IRS Employer Identification No.)
Wynn Las Vegas, LLC (Exact name of registrant as specified in its charter)
Nevada (State or other jurisdiction incorporation)	333-98369 (Commission File Number)	88-0494878 (IRS Employer Identification No.)
Wynn Las Vegas Capital Corp. (Exact name of registrant as specified in its charter)
Nevada (State or other jurisdiction incorporation)	333-98369 (Commission File Number)	46-0484992 (IRS Employer Identification No.)
and Other Registrants (See Table of Other Registrants Listed Below)

3145 Las Vegas Boulevard South, Las Vegas, NV	89109
(Address of principal executive offices of each registrant)	(Zip Code)

(702) 733-4444
Registrants' telephone number, including area code

Not applicable
(Former name or former address, if changed since last report)

Other Registrants

Exact Name of Registrant as Specified in its Charter	State or Other Jurisdiction of Incorporation or Organization	Commission File Number	I.R.S. Employer Identification Number
Desert Inn Water Company, LLC	Nevada	333-98369	88-0460932
Palo, LLC	Delaware	333-98369	88-0464820
Valvino Lamore, LLC	Nevada	333-98369	88-0459742
Wynn Design & Development, LLC	Nevada	333-98369	88-0462235
Wynn Resorts Holdings, LLC	Nevada	333-98369	88-0460933
World Travel, LLC	Nevada	333-98369	47-0846667
Las Vegas Jet, LLC	Nevada	333-98369	88-0460935

Item 5. Other Events.

        The Registrants are filing this joint Form 8-K to file an amendment to the loan agreement governing the furniture, fixtures and equipment loan facility and to refile the Master Disbursement Agreement entered into by Wynn Las Vegas, LLC, Wynn Las Vegas Capital Corp. and Wynn Design & Development, LLC to reflect certain corrections to Section 3.3.24 and Section 5.5 of such agreement.

Item 7. Exhibits.

  10.1
  Master Disbursement Agreement, dated as of October 30, 2002, by and among Wynn Las Vegas, LLC, Wynn Las Vegas Capital Corp., Wynn Design & Development, LLC, Deutsche Bank Trust Company Americas, as initial Bank Agent, Wells Fargo Bank, National Association, as initial Indenture Trustee, Wells Fargo Bank Nevada, National Association, as initial FF&E Agent and Deutsche Bank Trust Company Americas, as initial Disbursement Agent.

  10.2
  Amendment to Loan Agreement, dated as of December 3, 2002, by and among Wynn Las Vegas, LLC, Wells Fargo Bank Nevada, as collateral agent, and each of the lenders listed therein.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WYNN RESORTS, LIMITED

	By:	/s/ JOHN STRZEMP
		Name:	John Strzemp
		Title:	Executive Vice President and Chief Financial Officer
Date: December 6, 2002

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

VALVINO LAMORE, LLC

	By:	WYNN RESORTS, LIMITED, its member

	By:	/s/ JOHN STRZEMP
		Name:	John Strzemp
		Title:	Executive Vice President and Chief Financial Officer
Date: December 6, 2002

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WORLD TRAVEL, LLC

	By:	WYNN LAS VEGAS, LLC, its member

	By:	WYNN RESORTS HOLDINGS, LLC, its member

	By:	VALVINO LAMORE, LLC, its member

	By:	WYNN RESORTS, LIMITED, its member

	By	/s/ JOHN STRZEMP
		Name:	John Strzemp
		Title:	Executive Vice President and Chief Financial Officer
Date: December 6, 2002

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

LAS VEGAS JET, LLC

	By:	WYNN LAS VEGAS, LLC, its member

	By:	WYNN RESORTS HOLDINGS, LLC, its member

	By:	VALVINO LAMORE, LLC, its member

	By:	WYNN RESORTS, LIMITED, its member

	By:	/s/ JOHN STRZEMP
		Name:	John Strzemp
		Title:	Executive Vice President and Chief Financial Officer
Date: December 6, 2002

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WYNN DESIGN & DEVELOPMENT, LLC

	By:	VALVINO LAMORE, LLC, its member

	By:	WYNN RESORTS, LIMITED, its member

	By:	/s/ JOHN STRZEMP
		Name:	John Strzemp
		Title:	Executive Vice President and Chief Financial Officer
Date: December 6, 2002

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DESERT INN WATER COMPANY, LLC

	By:	VALVINO LAMORE, LLC, its member

	By:	WYNN RESORTS, LIMITED, its member

	By:	/s/ JOHN STRZEMP
		Name:	John Strzemp
		Title:	Executive Vice President and Chief Financial Officer
Date: December 6, 2002

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WYNN RESORTS HOLDINGS, LLC

	By:	VALVINO LAMORE, LLC, its member

	By:	WYNN RESORTS, LIMITED, its member

	By:	/s/ JOHN STRZEMP
		Name:	John Strzemp
		Title:	Executive Vice President and Chief Financial Officer
Date: December 6, 2002

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PALO, LLC

	By:	WYNN RESORTS HOLDINGS, LLC, its member

	By:	VALVINO LAMORE, LLC, its member

	By:	WYNN RESORTS, LIMITED, its member

	By:	/s/ JOHN STRZEMP
		Name:	John Strzemp
		Title:	Executive Vice President and Chief Financial Officer
Date: December 6, 2002

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WYNN LAS VEGAS, LLC

	By:	WYNN RESORTS HOLDINGS, LLC, its member

	By:	VALVINO LAMORE, LLC, its member

	By:	WYNN RESORTS, LIMITED, its member

	By:	/s/ JOHN STRZEMP
		Name:	John Strzemp
		Title:	Executive Vice President and Chief Financial Officer
Date: December 6, 2002

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WYNN LAS VEGAS CAPITAL CORP.

	By:	/s/ JOHN STRZEMP
		Name:	John Stzremp
		Title:	Executive Vice President and Chief Financial Officer
Date: December 6, 2002

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  Item 5. Other Events.
  Item 7. Exhibits.
SIGNATURES